SUPPLEMENT NO. 1 DATED JUNE 2, 2003
           TO TIAA-CREF INSTITUTIONAL FUNDS PROSPECTUS -- RETAIL CLASS
                             DATED FEBRUARY 1, 2003

THE THIRD AND FOURTH PARAGRAPHS UNDER "HOW TO OPEN AN ACCOUNT AND MAKE SUBSEQUENT INVESTMENTS" ON PAGE 26 ARE REVISED TO READ AS FOLLOWS:

Subsequent investments per Fund for all account types are at least $50. All purchases must be in U.S. dollars and checks must be drawn on U.S. banks. We will not accept payment in the following forms: travelers checks, money orders, credit card convenience checks, cashier's checks, cash or starter checks.

We consider all requests for purchases, checks and other forms of payments to be received when they are in "good order". (See page 31.) We won't accept third party checks to establish a new account or for subsequent investments (we consider any check not made payable directly to TIAA-CREF Institutional Mutual Funds -- Retail Class as a third party check). We cannot accept checks made out to you or other parties and signed over to us.